GENERAL MICROWAVE CORPORATION

                        5500 New Horizons Boulevard
                        Amityville, New York  11701



                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD JUNE 23, 1998



TO THE HOLDERS OF COMMON STOCK:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of
GENERAL MICROWAVE CORPORATION ("Corporation") will be held at General
Microwave Corporation, 5500 New Horizons Boulevard, Amityville, New
York
11701 on Tuesday, June 23, 1998 at 9:30 A.M., Eastern Daylight Saving Time, for the following purposes:

     l.   To elect a Board of nine Directors.

     2. To consider and vote upon the adoption and approval of an amendment to the Corporation's 1990 Stock Option Plan that would increase the number of shares of the Corporation's common stock that may be issued pursuant to the 1990 Stock Option Plan by 50,000 to 175,000.

     3. To transact such other business as may come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on May
4, 1998 as
the record date for determination of stockholders entitled to notice of and to vote at the meeting.

     Your attention is called to the attached proxy statement. Whether or not you plan to attend this meeting, you are urged to complete, sign and return the enclosed proxy card, to which no postage need be affixed if mailed in the United States. This may save the Corporation the expense of further proxy solicitation. If you attend the meeting in person, you may withdraw your proxy and vote your own shares.

                      BY ORDER OF THE BOARD OF DIRECTORS.

                               MICHAEL I. STOLZAR,

                                               Secretary

May 27, 1998

                       GENERAL MICROWAVE CORPORATION

                        5500 New Horizons Boulevard
                        Amityville, New York  11701



                              PROXY STATEMENT

                    FOR ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD JUNE 23, 1998



The enclosed proxy is being solicited by the Board of Directors of General
Microwave Corporation ("Corporation") for use at the Annual Meeting of
Stockholders of the Corporation to be held on June 23, 1998. The proxy may be revoked by the stockholder at any time prior to its use at the meeting by submission of a later-dated proxy or by written notice to the Corporation,
Attention: Stockholder Relations, or by attendance and voting in person at the Annual Meeting. Solicitation of proxies may be made by mail, personal interviews, telephone and other means of communication by officers and regular employees of the Corporation who will not be additionally compensated therefor. Expenses for postage, printing, and handling will be paid by the
Corporation and it may reimburse brokers, banks, and other custodians, nominees and fiduciaries for their expenses in sending proxy material to their principals.

Only stockholders of record of the Corporation's Common Stock, par value one cent ($.01) per share ("Common Stock"), at the close of business on May 4,
1998 are entitled to vote. On that date there were 1,210,659 shares of
Common Stock outstanding. Each share is entitled to one vote at the meeting.

The principal executive offices of the Corporation are located at 5500 New
Horizons Boulevard, Amityville, New York 11701. This notice of meeting and proxy statement and enclosed proxy will be mailed to the Corporation's stockholders of record on or about May 28, 1998.

                              PROPOSAL NO. 1

                           ELECTION OF DIRECTORS

The persons named in the enclosed proxy, or their substitutes, will cast the votes authorized by the proxies received for the election of the nominees listed below as directors for the ensuing year and until their respective successors are elected and qualified. If any nominee is unavailable to serve at the time of election, it is intended that the persons named in the proxy or their substitutes will vote for an alternative nominee who will be designated by the Board of Directors of the Corporation. However, the Board of Directors of the Corporation has no reason to anticipate that any of the nominees listed below will not be candidates.

Directors are elected by a plurality of the votes cast by the holders of the
Corporation's Common Stock at a meeting at which a quorum is present.
Accordingly, the individuals who receive the largest number of votes cast are elected as directors up to the number of directors to be chosen at the meeting. Shares not voted, whether by abstention, broker non-vote or otherwise, have no impact on the election of directors unless the failure to vote for an individual results in another individual receiving a larger number of votes. The Corporation will tabulate proxies which are received prior to the meeting. The Corporation intends to have an employee appointed as the inspector of elections at the meeting to receive the tabulation, to tabulate all other votes, and to certify the results of the election.

The following table sets forth the nominees (each of whom is presently a member of the Board of Directors). With respect to each such person, the table sets forth the age, principal occupation during the past five years, office and position presently held with the Corporation, and the year in which the person first became a director.



                         Principal Occupation
                         and Other Positions       Year Term
First Became
      Name          Age  with the Corporation     Will Expire   a
Director

Sherman A. Rinkel*   72  Chairman of the Board of      1998
1960
                         Directors of the Corporation,
                         Retired President and Chief
                         Executive Officer of the
                         Corporation <F1>

Moe Wind             74  Retired Senior Vice           1998
1960
                         President, Treasurer and
                         Assistant Secretary of
                         the Corporation <F2>

Stanley Simon        80  Owner of Stanley Simon &      1998
1989
                         Associates, management and
                         financial consultants <F3>

Mitchell Tuckman*    47  President and Chief           1998
1994
                         Executive Officer of the
                         Corporation <F4>

Edmond D. Franco     41  Principal of Franco, Lewis    1998
1995
                         & Company, Inc., an invest-
                         ment banking firm <F5>

Michael I. Stolzar   50  Attorney, Partner of Zissu    1998
1995
                         Gumbinger & Stolzar LLP <F6>

Michael D. Magidson* 55  Executive Vice President,     1998
1997
                         Gerald Metals, Inc., an
                         international metals
                         merchant, refiner and
                         processor

Arnold H. Levine     59  Vice President-Finance,       1998
1998
                         Treasurer, Chief Financial
                         Officer and Assistant
                         Secretary of the Corporation
                         <F7>

Rozalie Schachter    51  Vice President-Business       1998
1998
                         Development of the Corpora-
                         tion <F8>

_________________
*  Member of the Executive Committee of the
   Board of Directors of the Corporation

   Footnotes appear on next page.


<F1>  Mr. Rinkel retired as President and Chief Executive Officer of the
      Corporation on March 1, 1995.  He became Chairman of the
Board in May,
      1995.

<F2>  Mr. Wind retired as an officer of the Corporation on March 1,
1992.

<F3>  Mr. Simon is also a trustee of Vornado Realty Trust.

<F4>  Mr. Tuckman became President-Chief Executive Officer of the
Corporation
      in March, 1995.  He was Executive Vice President and Chief
Operating
      Officer of the Corporation from August, 1994 until then.
From June,
      1993 until August, 1994, Mr. Tuckman was Vice
President-Microwave
      Engineering of the Corporation.  He was Chief Microwave
Engineer of the
      Corporation before that.

<F5>  Mr. Franco has been a principal of Franco, Lewis & Company,
Inc., an
      investment banking firm he co-founded, since July, 1992.
From
      February, 1992 until July, 1992, he was a Senior Advisor to the
      Ministry of Privatization of the Czech Republic.  From
January, 1991
      until February, 1992, Mr. Franco was an independent financial consultant. From 1989 until December, 1990, Mr. Franco was
a
      Principal-Investment Banking Division of Morgan Stanley &
Co.,
      Incorporated. From 1978 until 1989, Mr. Franco was an investment banker in the Corporate Finance Department of Drexel Burnham
Lambert,
      Incorporated where he held a variety of positions, the last of which was First Vice President.

<F6>  Mr. Stolzar has been Secretary and Assistant Treasurer of the
      Corporation since June, 1981. During the past five years, he has been principally employed as a practicing attorney. Mr. Stolzar has been a partner of Zissu Gumbinger & Stolzar LLP since November,
1980.

<F7>  Mr. Levine became Vice President-Finance, Chief Financial
Officer,
      Treasurer and Assistant Secretary of the Corporation in March, 1995.
      From 1989 until then, he was Vice President- Finance and a director of
      Cardion Inc., a subsidiary of Siemens Corporation.

<F8>  Dr. Schachter became Vice President-Business Development of the
      Corporation in December, 1991. Prior to joining the Corporation in
      1990, Dr. Schachter was a technical director at American
Cyanimid
      Corporation.


The Board of Directors of the Corporation has an Audit Committee and a
Compensation Committee, but does not have a Nominating Committee.

The Audit Committee's functions include reviewing annual and quarterly reports and proxy statements sent to stockholders and filed with the
Securities and Exchange Commission, recommending to the Board of Directors the engaging of the independent auditors, reviewing with the independent auditors the plan and results of the auditors' engagement and other matters of interest to the Committee and reviewing with the Corporation's officers matters of interest to the Committee including the effectiveness of the
Corporation's internal controls and the results of its operations.
The Audit
Committee, which held four meetings during the Corporation's last fiscal year, consists of three members, Messrs. Simon, Wind and Franco. Mr. Simon is the Chairman of the Audit Committee.

The Compensation Committee's function is to, at its discretion, review and make recommendations to the Board of Directors of the Corporation, the appropriate committee of the Board of Directors of the Corporation, or the
Board of Directors of the appropriate subsidiary of the Corporation concerning the salaries and other compensation of the officers of the
Corporation and its subsidiaries. The Compensation Committee, which held no formal meetings during the Corporation's last fiscal year, consists of three members, Messrs. Rinkel, Wind and Magidson. Mr. Rinkel is the Chairman of the Compensation Committee.

The Board of Directors of the Corporation held four meetings during the
Corporation's last fiscal year. During the last fiscal year, each incumbent
Director of the Corporation attended at least 75% of the combined total of the meetings of the Board of Directors and the committees on which such
Director served.

The Corporation is not aware of any family relationships between any director, executive officer, or person nominated or chosen by the Corporation to become a director or executive officer.


                          EXECUTIVE COMPENSATION


The following table sets forth information concerning total compensation earned by or paid during each of the last three fiscal years to the President-Chief Executive Officer of the Corporation, and the four most highly compensated executive officers of the Corporation who served in such capacities on February 28, 1998 (the "named executive officers").



Summary Compensation Table


                                               Long Term
Compensation Awards
Name and Principal   Fiscal   Annual Compensation    Securities
Underlying
    Position          Year   Salary($)    Bonus($)
Options/SAR's(#)<F3>

Mitchell Tuckman      1998    142,500     31,623                0
President-Chief       1997    142,500        0             10,000
 Executive Officer    1996    146,000        0                  0

Rozalie Schachter     1998    114,000     19,624                0
Vice President-       1997    114,000        0              7,500
 Business Development 1996    117,000        0                  0

Howard Cohen          1998    112,100     19,404                0
Vice President-       1997    112,100        0              3,500
 Administration       1996    115,050        0                  0

Arnold H. Levine <F1> 1998    112,000     19,393                0
Vice President-       1997    107,500        0              5,000
 Finance, Treasurer,  1996    100,491        0              5,000
 Chief Financial
 Officer (Principal
 Financial and Chief
 Accounting Officer)

Robert DeBrecht <F2>  1998    105,000     18,583                0
Vice President-       1997     81,980        0             10,000
 Engineering          1996                   -                  -

______________
<F1> Mr. Levine became an executive officer of the Corporation during fiscal year 1996.
<F2> Mr. DeBrecht became an executive officer of the Corporation during fiscal year 1997.
<F3> The options reported as granted in fiscal year 1997 were previously
     granted options which were repriced as part of a Corporation-wide option repricing to reflect the then current market value of the
     Corporation's common stock at that time. The options reported as granted to Mr. DeBrecht in that year (the only ones on the table originally granted in that year) were granted and then repriced, thus 10,000 shares are reported as securities underlying options granted to him in that year although after giving effect to the repricing, he only had an option to purchase 5,000 shares of the
     Corporation's Common Stock.


Stock Option Grants and Exercises

The Corporation has in effect an employee stock option plan. It does not have any restricted stock or stock appreciation rights plans. During the last fiscal year, no options were granted to or exercised by any of the named executive officers. The following table contains information concerning the
1998 fiscal year end value of unexercised options held by the named executive officers.


Aggregate Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values


                            Number of
                            Securities       Value of
                            Underlying       Unexercised
                            Unexercised      In-the-Money
                            Options/SARs     Options/SARs
                            at FY-End(#)     at FY-End($)


                            Exercisable/     Exercisable/
          Name              Unexercisable    Unexercisable
Mitchell Tuckman              10,000/0         22,500/0

Rozalie Schachter              7,500/0         16,875/0

Howard Cohen                   3,500/0          7,875/0

Arnold H. Levine               3,750/1,250      8,437.50/2,812.50

Robert DeBrecht                2,500/2,500      5,625/5,625



Employment Arrangements

In connection with his retirement as President and Chief Executive Officer of the Corporation on March 1, 1995 and in lieu of the following standard director compensation arrangements, Mr. Rinkel was retained as a consultant to the Corporation for a three year period for $25,000 a year and agreed not to compete with the Corporation for three years for $100,000 a year. Mr.
Rinkel was retained on March 1, 1998 for two years as a consultant to, and non-executive Chairman of the Board of Directors of, the Corporation for
$60,000 a year.

Other directors who are not officers of the Corporation are each paid $500 for each meeting of the Board of Directors which they attend and $4,000 per year. Members of the Audit Committee of the Board of Directors are also paid
$250 for each meeting of the Audit Committee which they attend. Non-employee directors also receive an option each year that they serve as a director of the Corporation to purchase 2,500 shares of common stock of the Corporation for its fair value on the date of grant, the date of the Corporation's Annual
Meeting of Stockholders.



Certain Transactions

During the fiscal year ended February 28, 1998, the Corporation paid $121,784 for legal services to the firm now known as Zissu Gumbinger &
Stolzar LLP, of
which Frederick Zissu is of counsel and Michael I. Stolzar is a partner.

During the fiscal year ended February 28, 1998, Franco, Lewis &
Company, Inc.
of which Edmond D. Franco is a principal, performed, and during the current fiscal year may perform, investment banking services for the Corporation.

During the fiscal year ended February 28, 1998, the Corporation purchased an officers' and directors' liability insurance policy from Great American
Insurance Co. for $18,798. The contract dated May 24, 1997 expired on May
24, 1998 and insured all officers and directors including those of subsidiaries, as listed in the Corporation's Annual Report to Stockholders.
The contract was renewed for double the liability limits for $27,000 and expires on May 24, 1999.


Stock Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of April 1, 1998 with respect to the ownership of the Corporation's Common Stock, par value $.01 per share, by each director of the Corporation and nominee for election as a director, each of the named executive officers, all directors and executive officers of the Corporation as a group, and each person known to the
Corporation to own beneficially more than five percent of the Corporation's
Common Stock.


                              Amount and Nature of       Percent
     Name                    Beneficial Ownership<F1>    of
Class<F16>

Sherman A. Rinkel                      85,872 <F2>           7.1%
71 Northgate Circle
Melville, New York  11747

Moe Wind                               34,470 <F3>           2.8%
31 Longwood Drive
Dix Hills, New York 11746-4715

Stanley Simon                           2,855 <F4>             *
c/o Stanley Simon & Associates
70 Pine Street
New York, New York  10270

Mitchell Tuckman                       11,838 <F5>           1.0%
c/o General Microwave Corporation
5500 New Horizons Boulevard
Amityville, New York  11701

Edmond D. Franco                          825 <F6>             *
Franco, Lewis & Company, Inc.
63 Wall Street
New York, New York  10005

Michael I. Stolzar                      1,025 <F7>             *
Zissu Gumbinger & Stolzar LLP
950 Third Avenue
New York, New York  10022

Michael D. Magidson                     1,376 <F8>             *
17 Broadview Road
Westport, Connecticut  06880

Arnold H. Levine                        5,000 <F9>             *
c/o General Microwave Corporation
5500 New Horizons Boulevard
Amityville, New York  11701
__________________
* Under 1%
Table continues on next page.  Footnotes appear on page 11.

Rozalie Schachter                      12,562 <F10>          1.0%
c/o General Microwave Corporation
5500 New Horizons Boulevard
Amityville, New York  11701

Howard Cohen                           17,290 <F11>          1.4%
c/o General Microwave Corporation
5500 New Horizons Boulevard
Amityville, New York  11701

Robert DeBrecht                         2,500 <F12>            *
c/o General Microwave Corporation
5500 New Horizons Boulevard
Amityville, New York  11701

All directors and executive           175,613 <F13>         14.1%
<F17>
officers as a group (11 persons,
including those listed above)

Frederick Zissu                       213,396 <F14>         17.6%
197 Hamburg Turnpike
Wayne, New Jersey  07470

Shufro, Rose & Ehrman LLC             256,250 <F15>         21.2%
745 Fifth Avenue
New York, New York  10151


* Under 1%
Footnotes appear on next page.


<F1>  Unless otherwise indicated, each person is the direct owner of and has
      sole voting power and sole investment power with respect to such shares.

<F2>  Does not include 2,420 shares owned by Mr. Rinkel's wife in which
      shares Mr. Rinkel disclaims any beneficial interest.
Includes 825
      shares which Mr. Rinkel could acquire within 60 days upon exercise of stock options.

<F3>  Does not include 2,000 shares owned by Mr. Wind's daughter in which
      shares Mr. Wind disclaims any beneficial interest.  Includes
825 shares
      which Mr. Wind could acquire within 60 days upon exercise of stock options.

<F4>  Includes 825 shares which Mr. Simon could acquire within 60 days upon
      exercise of stock options and 700 shares owned by the estate of Mr.
      Simon's wife.

<F5>  Includes 10,000 shares which Mr. Tuckman could acquire within
60 days
      upon exercise of stock options.

<F6>  Includes 825 shares which Mr. Franco could acquire within 60 days upon
      exercise of stock options. Does not include 1,200 shares which Mr.
      Franco acquired in April, 1998.

<F7>  Includes 825 shares which Mr. Stolzar could acquire within 60 days upon
      exercise of stock options.

<F8>  Does not include 4,851 shares owned by Mr. Magidson's wife in which
      shares Mr. Magidson disclaims any beneficial interest.
Includes 825
      shares which Mr. Magidson could acquire within 60 days upon exercise of stock options.

<F9>  Includes 5,000 shares which Mr. Levine could acquire within
60 days
      upon exercise of stock options.

<F10> Includes 7,500 shares which Dr. Schachter could acquire within 60 days
      upon exercise of stock options.

<F11> Includes 3,500 shares which Mr. Cohen could acquire within 60 days upon
      exercise of stock options.

<F12> Includes 2,500 shares which Mr. DeBrecht could acquire within
60 days
      upon exercise of stock options.

<F13> Includes 33,450 shares which could be acquired within 60 days upon
      exercise of stock options.

<F14> Does not include 1,000 shares owned by Mr. Zissu's wife in which shares
      Mr. Zissu disclaims any beneficial interest.

<F15> Based on Amendment No. 10 to a Schedule 13G dated February
13, 1998
      filed by Shufro, Rose & Ehrman LLC.  Shufro, Rose & Ehrman
LLC is a
      broker-dealer registered under the Securities Exchange Act of 1934 and an investment adviser registered under the Investment
Advisers Act of
      1940. Shufro, Rose & Ehrman LLC has sole voting power with respect to
      33,200 shares, shared voting power with respect to 0 shares, sole investment power with respect to 256,250 shares and shared investment power with respect to 0 shares.

<F16> Based on 1,210,659 shares outstanding as of April 1, 1998.
This number
      has been adjusted, where necessary, with respect to particular persons by adding to it the number of shares which could be acquired within 60 days upon exercise of stock options.

<F17> Based on 1,244,109 shares outstanding.  This number was arrived at by
      adding to the total number of shares outstanding as of April
1, 1998,
      the number of shares which could have been acquired within 60 days upon exercise of stock options by persons included in the group.



Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the
Corporation's officers and directors, and persons who own more than ten (10%)
percent of the Corporation's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the American Stock Exchange. Officers, directors and greater than ten (10%)
percent stockholders are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by the
Corporation, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Corporation believes that during the fiscal year ended February 28, 1998, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten
(10%) percent beneficial owners were complied with.


                              PROPOSAL NO. 2

                  AMENDMENT TO THE 1990 STOCK OPTION PLAN


      At the 1990 Annual Meeting, the stockholders approved the 1990 Stock
Option Plan ("1990 Plan") which provided for the issuance of options for and the sale to key employees of the Corporation and its subsidiaries of a maximum of 75,000 shares of Common Stock of the Corporation. At the 1994
Annual Meeting, the stockholders amended the 1990 Plan to increase the number of shares that may be issued pursuant to it by 50,000 to 125,000. As of May
26, 1998, no shares remained available for the grant of options under the
1990 Plan. Accordingly, on May 26, 1998, the Board of Directors of the
Corporation unanimously adopted an amendment to the 1990 Stock Option Plan that increases the number of shares that may be issued pursuant to it by
50,000 to 175,000. The amendment is subject to adoption and approval by the
Corporation's stockholders at this meeting.

Description of the 1990 Stock Option Plan

      The Board of Directors of the Corporation believes ownership of the
Corporation's Common Stock by key employees is desirable, and that stock options can provide an effective incentive to encourage such ownership. A description of the 1990 Stock Option Plan, as amended, follows, but your attention is directed to the entire 1990 Plan, as amended, attached hereto as
Exhibit A.

      Under the 1990 Plan, as currently in effect, 125,000 shares of Common
Stock of the Corporation were reserved for issuance upon exercise of options which could have been granted under the 1990 Plan. The proposed amendment increases this number to 175,000. Shares available for options under the
1990 Plan may be authorized but unissued shares or treasury shares.

Any
shares subject to an option which expires or terminates unexercised shall
again become available for other grants under the 1990 Plan.  1990
Plan
Options may either be incentive stock options ("ISO's") within the meaning of
Section 422A of the Internal Revenue Code of 1986, as amended ("Code") or options not qualified under the Code. The 1990 Plan expires on June 26, 2000 and no further options may be granted thereafter. However, options theretofore granted may extend beyond that date and no ISO's may be granted pursuant to the 1990 Plan after January 21, 2000.

      All matters in connection with the 1990 Plan are administered by the
Stock Option Committee of the Board of Directors of the Corporation
("Stock
Option Committee"). The Stock Option Committee consists of three to five members of the Board of Directors of the Corporation, selected by the Board of Directors of the Corporation, and serving at its pleasure. The Stock
Option Committee has full power to interpret the 1990 Plan and to establish and amend rules and regulations for its administration. The Stock Option
Committee may suspend or terminate the 1990 Plan or amend it from time to time to provide for options granted pursuant to it to qualify as ISO's or in other respects not involving a substantial departure from its principles.

      The Stock Option Committee may grant options under the 1990
Plan to key
employees of the Corporation and its subsidiaries, including officers and directors who are employees, for such number of shares of Common
Stock as it
determines.

      The purchase price of stock under each option granted pursuant to the
1990 Plan shall be determined by the Stock Option Committee; provided, however, that the purchase price contained in an ISO may not be less than the fair market value of the Common Stock subject to the option on the date that the option was granted, and may in no event be less than the par value of the stock. If any employee to whom as ISO is granted owns Common Stock possessing more than 10% of the total voting power of all classes of stock of the Corporation, the option exercise price must be at least 110% of the fair market value of Common Stock at the time the option is granted and the option must terminate no later than five years from the date the option is granted.
Options are exercisable as provided in an option agreement between the
Corporation and an option holder. However, no 1990 Plan option may be exercised for at least six months after the date of grant.

      1990 Plan Options may have a term not exceeding ten years
from the date
of grant, but are subject to earlier termination as described in this section
or in the option agreement by which the option was granted.  1990
Plan
Options may be exercised by giving notice to the Corporation at its executive offices, specifying the number of shares purchased and accompanied by payment in full of the aggregate purchase price of the shares being purchased. In no case may a fraction of a share be purchased or issued pursuant to the exercise of a 1990 Plan Option.

      The purchase price upon exercise of a 1990 Plan option may be paid either in cash or in shares of Common Stock of the Corporation already owned or a combination of cash and shares. A 1990 Plan option may provide that the optionee may exercise the option without payment of the option price by delivery to the Corporation of an exercise notice and irrevocable instructions to deliver shares of Common Stock directly to the stockbroker named therein in exchange for payment of the option price and withholding taxes by such broker to the Corporation. No optionee shall have any rights to dividends or other rights of a stockholder with respect to the shares subject to the option until the purchase price for such shares has been paid.

      Use of shares of Common Stock as payment may, in some instances, permit holders of Common Stock acquired at a price lower than the market value of the shares on the exercise date to increase the number of shares of Common
Stock they own without incurring any out-of-pocket cash expense. The share payment provision permits not only single exercise of stock options through payment in shares of Common Stock, but also the exercise of a stock option in successive transactions by the optionee applying the shares received upon the exercise of a portion of a stock option to satisfy the option price for additional portions of the option. While this latter technique allows an optionee to pay a smaller number of previously owned shares for the option exercise price, it cannot result in a yield to the optionee greater than the difference between the option exercise price of the full number of shares subject to his options and their fair market value.

      In connection with the granting of any non-qualified 1990 Plan Option, the Stock Option Committee may, in its discretion, impose upon the holder of the option such restrictions as it shall deem advisable to be applicable to the Common Stock to be purchased pursuant to any such option. Such restrictions may include, but shall not be limited to, restrictions which render the Common Stock non-transferable, restrictions which create a substantial risk of forfeiture of Common Stock or restrictions which by their terms never lapse. Unless stated to the contrary in an option agreement, the
Stock Option Committee may cancel or modify, in whole or in part, any such restrictions.

      1990 Plan Options are not assignable by the optionee otherwise than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in the Code.

      Within one month after the termination of employment of an optionee for any reason other than death or disability, all 1990 Plan Options he holds shall expire and may not be exercised. If an optionee dies while employed by the Corporation or a subsidiary of the Corporation, all unexpired 1990 Plan
Options he holds may be exercised, to the extent they were exercisable on the date of his death, by his executor, administrator or other person entitled by law, at any time within six months after death. If an optionee is terminated from employment because he becomes disabled, as defined in the Code, all unexpired 1990 Plan Options granted to the employee shall terminate one year from the date the optionee was so terminated or within such shorter period, if any, specified in his Option Agreement to the extent the option was exercisable on the date of such termination. In no event, however, may a
1990 Plan Option be exercised after the expiration of its term.

      If there is any change in the outstanding Common Stock by reason of a share distribution, recapitalization, merger, consolidation, split-up, combination or exchange of shares, or similar changes, the aggregate number and kind of shares available under the 1990 Plan and the number and kind of shares subject to each outstanding option and the option price shall be appropriately adjusted by the Stock Option Committee.

Federal Income Tax Consequences

      The following description of Federal income tax consequences is based upon current statutes, regulations and interpretations. The description does not include state or local tax consequences.

      Under the 1990 Plan, the Corporation may grant ISO's or non-qualified stock options. The grant of options does not result in taxable income to the optionee or any tax deduction to the Corporation. However, the transfer of
Common Stock of the Corporation to an optionee upon exercise of an option may or may not result in immediate or deferred taxable income to the optionee and tax deductions to the Corporation depending upon whether the option was an
ISO or a non-qualified stock option.

      In general, the exercise of an ISO is exempt from regular income tax, but is subject to alternative minimum tax and does not result in a tax deduction to the Corporation. However, if an optionee disposes of stock he received upon exercise of an ISO at least two years after the option was granted and at least one year after the exercise, the profit or loss on the disposition of such stock will be taxed as long-term capital gain or loss to the optionee.

      If stock acquired upon exercise of an ISO is disposed of at a profit within two years after the option was granted or in less than one year after the Common Stock was acquired upon exercise (a "disqualifying disposition"), the optionee will recognize ordinary income in the year of disposition measured by the excess of the sale price of the stock over the exercise price of the option, or the excess of the fair market value of the Common Stock on the date of exercise over the exercise price of the option, whichever is less. The amount realized from sale in excess of the fair market value on the date of exercise will be taxed as capital gain, long-term or short-term, as the case may be. The Corporation will be allowed a deduction against income in the year in which such a disposition occurs in an amount equal to the amount of ordinary income recognized by the optionee.

      If stock acquired upon exercise of an ISO is disposed of at a loss, the loss on the disposition of such stock will be taxed as a capital loss, long-term or short-term, as the case may be.

      The exercise of a non-qualified stock option generally results in immediate taxable income to the optionee and a tax deduction to the Corporation. The taxable income recognized by an optionee exercising a non-qualified stock option will be an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the option exercise price. However, no income is realized at the time of exercise if the Common Stock is subject to restrictions such that there is a substantial risk of forfeiture thereof, or if the Common Stock is non-transferable by the holder. In either of such events, income is recognized at the time such restriction lapses, or at the time the shares are sold, whichever occurs first. The amount of such income is measured by the difference between the option exercise price and the value of the shares, or the amount received for them, as the case may be, at such time.

      Upon disposition of the stock acquired upon exercise of a non-qualified option, the employee will recognize capital gain or loss in an amount equal to the difference between his tax basis for the shares and the amount received for them. His tax basis will be the option exercise price for the shares increased by the amount of ordinary income he recognized with respect to the exercise of the option. The Corporation will be entitled to a deduction at the time of and in the amount of the ordinary income recognized by the optionee.

      An employee may use shares of Common Stock to pay the option exercise price of an option (ISO or non-qualified), and no gain or loss will be recognized with respect to the shares used as payment. Shares equal in number to the shares used to pay the option exercise price will have the same tax basis and holding period as the shares used to pay the option exercise price. If the option exercised was an ISO, the remaining shares received will ordinarily have a zero tax basis and a holding period that begins on the date of exercise of the option. If the option exercised was a non-qualified option, the excess shares will have a basis equal to any cash paid upon exercise plus the ordinary income recognized by the employee; and the holding period will begin with the date the shares were acquired.

      An employee does not recognize any capital gain or loss when he uses stock received upon the exercise of one ISO to pay the option exercise price of another ISO. However, if the stock used as payment had not been held for more than one year from the date it was acquired upon exercise and two years from the date of grant of the first ISO, the use of the shares as payment would constitute a disqualifying disposition of those shares. The employee would recognize ordinary income equal to the excess of (a) the lesser of (i) the fair market value of the shares used as payment on the date of payment or
(ii) the fair market value of the shares used as payment as of the date the first ISO was exercised over (b) the option exercise price of the first ISO.
The Corporation will be entitled to a corresponding deduction from income.
In the case of a disqualifying disposition of zero tax basis stock received upon exercise of an ISO, the tax basis will be increased by the ordinary income recognized by the employee.

      If an employee uses shares of Common Stock that were acquired upon exercise of an ISO to pay the option exercise price of a non-qualified stock option, and if the employee disposes of the stock he receives upon exercise of the non-qualified stock option within two years from the date the ISO was granted or within one year from the date the stock was acquired upon exercise, he may recognize ordinary income upon that disposition as described above with respect to the disposition of stock acquired upon exercise of an
ISO.

      The 1990 Plan is not subject to any of the provisions of the Employee
Retirement Income Security Act of 1974 (ERISA).  The provisions of
Section
401(a) of the Code are not applicable to the 1990 Plan, and, accordingly, it is not qualified pursuant thereto.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO.
2

      The affirmative vote of a majority of the votes cast at the Annual
Meeting is required for adoption and approval of the amendment to the 1990
Plan. Any shares not voted, whether by abstention, broker non-vote or otherwise, will have no impact on this vote.


                               OTHER MATTERS


Information Respecting the Corporation's Independent Auditors

The Board of Directors of the Corporation has selected KPMG Peat Marwick LLP as independent auditors for the current fiscal year. This firm served in the same capacity for the fiscal year ended February 28, 1998. Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting to make any statements they feel appropriate and to respond to appropriate questions directed to them.


Additional Matters to Come Before the Meeting

The Board of Directors of the Corporation does not intend to present any other matters at the meeting, nor does it have any other information that other matters will be brought before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters.


Advance Notice By-law

The By-laws of the Corporation provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, notice must be given to the Secretary of the Corporation no more than 90 days nor less than 60 days prior to the first anniversary of the preceding year's annual meeting.


Stockholder Proposals

Stockholder proposals for the 1999 Annual Meeting must be received at the principal executive offices of the Corporation, 5500 New Horizons Boulevard,
Amityville, New York 11701, Attention: President, not later than
January 28,
1999 for consideration for inclusion in the 1999 proxy statement and form of proxy.

                             BY ORDER OF THE BOARD OF DIRECTORS

                                        MICHAEL I. STOLZAR,


Secretary
May 27, 1998


                                 EXHIBIT A

                       GENERAL MICROWAVE CORPORATION
                          1990 STOCK OPTION PLAN


         l. Purposes. The purposes of the plan ("Plan") are to provide an incentive to key employees of General Microwave Corporation ("Company") and its subsidiaries, including officers and directors who are employees, to contribute to the success of the Company by purchasing a proprietary interest in the Company, and to offer an additional inducement in obtaining and retaining the services of key personnel. Purchases shall be made in accordance with "incentive stock options" or "nonqualified stock options" issued pursuant to the Internal Revenue Code of 1986, as amended ("Code"), the Regulations and Rulings promulgated thereunder.

         2. Stock Subject to the Plan. Options may be granted under the
Plan to purchase in the aggregate not more than 175,000 shares of the
Company's common stock, par value $.01 per share ("Common Stock") which may be authorized but unissued shares or treasury shares. Any shares subject to an option which for any reason expires or is terminated unexercised as to such shares, shall again become available for options under the Plan.

         3. Value of the Stock. The aggregate fair market value (determined as of the time the option is granted) of the Common Stock with respect to which incentive stock options are exercisable (under this and all other stock option plans of the Company) for the first time during any calendar year by an employee to whom an incentive stock option is granted shall not exceed $100,000.

         4. Administration and Selection. The Plan shall be administered by a committee designated as the Stock Option Committee ("Committee") to be appointed by, and to serve at the pleasure of, the Board of Directors which committee shall consist of not less than three nor more than five directors of the Company. The Committee shall have full power to interpret the Plan, and to establish and amend rules and regulations for its administration. The interpretations and decisions with regard to any question arising under the
Plan made by the Committee shall be final and conclusive on all employees of the Company and its subsidiaries participating or eligible to participate in the Plan. Subject to the terms hereof, the Committee shall also have full power to determine the terms and conditions of options granted under the Plan including, but not limited to, option price, term and exercisability of options and restrictions on Common Stock issued pursuant thereto.

              The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee.

The
Committee shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. Action of the Committee shall be taken by a majority of its members at the meeting.
Any action may be taken by a written instrument signed by a majority of the members, and action so taken shall be fully as effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held.

         5. Eligibility. The Committee, in its sole discretion, may grant options from time to time to key employees of the Company and its subsidiaries, including officers and directors who are employees (but excluding members of the Committee), for such number of shares of Common
Stock as the Committee may determine.

         6. Option Price. The purchase price of the Common Stock under each option shall be such amount as the Committee, in its sole discretion, shall determine, provided, however, the purchase price pursuant to an incentive stock option shall not be less than the fair market value of the
Common Stock on the date the option was granted, and shall not be less than the par value of the Common Stock. Such fair market value shall be determined by the Committee on a consistent basis pursuant to any rules or regulations applicable to incentive stock options.

         7. Term of Options. The term of each option granted pursuant to the Plan shall be for a period not exceeding ten (10) years from the date of granting thereof. The term of any option, validly granted, may extend beyond the termination of the Plan. Options shall be subject to earlier termination as provided hereinafter or in the Option Agreement.

         8.   Ten Percent Stockholders.  Notwithstanding Sections
6 and 7
hereof, if an optionee, at the time an incentive stock option is granted, owns Common Stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Company, the option price shall be one hundred ten (110%) percent of the fair market value of the
Common Stock at the time the option is granted, and the option shall terminate not later than five (5) years from the date the option is granted.

         9. Exercise of Options. Except as otherwise provided herein, an option may provide for its exercise during its term in such amounts and at such times as shall be specified in the Option Agreement. The Committee, in its sole discretion, may grant options or accelerate the exercise of options granted so that options are exercisable over a shorter period of time than that stated therein. If the full number of shares available for purchase in a period shall not be purchased, the balance may be purchased at any time or from time to time thereafter but prior to the termination of such option.
Notwithstanding anything contained in this Plan to the contrary, no option granted hereunder shall be exercisable until this Plan has been approved by the stockholders of the Company as provided in Paragraph 17 hereof.

              An option shall be exercised by giving written notice to the
Company at its executive offices, specifying the number of shares to be purchased and accompanied by payment in full of the aggregate purchase price thereof. In no case may a fraction of a share be purchased or issued pursuant to the exercise of an option. The purchase price may be paid in cash, by certified or cashier's check or in full shares of Common Stock, or any combination of the foregoing. Any shares of Common Stock used as payment for shares being acquired shall be deemed to have a value per share equal to the closing sales price of the Common Stock on the day the written notice of exercise is received by the Company as reported by the American Stock
Exchange, or, if no sales of Common Stock shall have been made on that day, the average of the high and low sales prices on the next preceding day on which sales were made as reported by the American Stock Exchange. Payment of taxes, if any, required to be withheld by the Company as a result of the exercise of an option, shall be in cash at the time of exercise or on the applicable tax date under Section 83 of the Code, if later; provided, however, tax withholding obligations may be met by the withholding of Common
Stock otherwise deliverable to the optionee pursuant to procedures approved by the Committee and with the consent of the Committee. In no event shall
Common Stock be delivered to any optionee until he has paid to the Company, in cash, the amount of tax required to be withheld by the Company or has elected to have his tax withholding obligation met by the withholding of
Common Stock in accordance with the procedures approved by the Committee and with the Committee's consent; except that in the case of later tax dates under Section 83 of the Code, Common Stock may be delivered prior to the optionee's satisfaction of tax withholding obligations if the optionee makes arrangements satisfactory to the Company that such obligations will be met on the applicable tax date.

         Each option may provide that the optionee may exercise the option without payment of the option price by delivery to the Company of an exercise notice and irrevocable instructions to deliver shares of Common Stock directly to the stockbroker named therein in exchange for payment of the option price and withholding taxes by such broker to the Company.

         10. Restrictions on Common Stock. In connection with the granting of any non-qualified stock option hereunder, the Committee may in its sole discretion impose upon the holder thereof such restrictions as it shall deem advisable to be applicable to the Common Stock to be purchased pursuant to such option. Such restrictions may include, but shall not be limited to, restrictions which render the Common Stock non-transferable, restrictions which create a substantial risk of forfeiture of the Common Stock, or restrictions which by their terms will never lapse.

              Unless expressly stated to the contrary in any Option Agreement, the Committee, in its sole discretion, shall have the right to cancel, alleviate or modify, in whole or in part, any such restrictions;
provided, however, that no such action shall be taken without the consent of the optionee if such action would have the effect of rendering the restrictions more onerous to the optionee.

         11. Termination of Employment. Any optionee whose employment has terminated for any reason other than death or disability may exercise his option within one (1) month after the date of such termination to the extent the option was exercisable on the date of such termination. If the employment of an optionee is terminated because he becomes disabled, as defined in Section 105(d)(4) of the Code, the optionee may exercise his option within one (l) year after the date of such termination, or within such shorter period, if any, specified in his Option Agreement to the extent the option was exercisable on the date of such termination. In no event, however, shall the term of an option be extended beyond its normal termination date as a result of the foregoing. Options granted under the
Plan shall not be affected by any change of employment so long as the optionee continues to be an employee of the Company, a parent or subsidiary corporation of the Company, or of a corporation issuing or assuming the options in a transaction to which Section 425(a) of the Code applies or a parent or subsidiary corporation thereof.

         12. Death of Employee. If an optionee dies while employed by the
Company or a parent or subsidiary corporation of the Company, the option may be exercised to the extent exercisable on the date of his death, by his executor, administrator or other person entitled by law to the optionee's rights under the option, at any time within six (6) months after death, but in no event after the expiration of the term of the option.

         13. Option Agreements. Options shall be evidenced by Option
Agreements which need not be identical and which shall contain such provisions as the Committee shall deem appropriate or advisable. Each Option
Agreement shall state whether it will or will not be treated as an incentive stock option. Nothing in the Plan shall confer any rights on an employee other than those set forth in the Option Agreement, and neither the Plan nor the Option Agreement shall confer upon any employee any rights to continue in the employ of the Company or interfere in any way with the rights of the
Company to terminate his employment at any time without liability by the
Company.

         14. Adjustments. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a share distribution, recapitalization, merger, consolidation, split-up, combination or exchange of shares, or the like, the aggregate number and kind of shares available under the Plan and the number and kind of shares subject to each outstanding option and the option price shall be appropriately adjusted by the Committee.

         15. Amendment and Termination. The Committee may at any time suspend or terminate the Plan or amend it from time to time in such respects as it may deem advisable to provide that options granted hereunder may qualify as incentive stock options under the Code, or may so amend it in any other respect not involving a substantial departure from the principles herein set forth. No amendment by the Committee shall serve to alter the class of persons eligible to receive options hereunder, or, except as provided in Section 14, increase the maximum number of shares with respect to which options may be granted hereunder. Unless sooner terminated by the
Committee, the Plan shall terminate on June 26, 2000.

         16. Non-Transferability of Options and Other Terms. An option granted under the Plan shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code, shall not be exercisable for at least six (6) months after the date of grant except in the case of death or disability, and may be exercised during the lifetime of the holder thereof only by him.

         17. Effective Date of the Plan. The Plan shall become effective upon the date of adoption hereof by the Board of Directors of the Company, provided that the Plan shall be submitted for approval to the stockholders of the Company at an annual meeting to be held in 1990. If this Plan is not approved by the stockholders at such meeting, it shall become null and void, and all options granted pursuant hereto shall be null and void and of no force and effect.

      ANNUAL MEETING OF STOCKHOLDERS OF GENERAL MICROWAVE
CORPORATION


         The undersigned, revoking all prior proxies, hereby appoints SHERMAN
A. RINKEL and MITCHELL TUCKMAN, or either one of them, proxies, with full power of substitution, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Stockholders of General Microwave Corporation
("Corporation") to be held at General Microwave Corporation, 5500
New
Horizons Bouelvard, Amityville, New York 11701 on Tuesday, June 23,
1998 at
9:30 A.M., Eastern Daylight Saving Time, and all adjournments thereof, and to vote as directed below upon the proposals which are more fully set forth in the Proxy Statement and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment or adjournments thereof; all as more fully set forth in the Notice of Meeting and Proxy Statement, receipt of which is hereby acknowledged.


                       (Continued and to be Voted, Signed and
                        Dated on Reverse Side)


                                                      (over)



                       Place mark in this box if      [    ]
                       you plan to attend the         [    ]
                       stockholders meeting.


                       PLEASE SIGN AND RETURN PROMPTLY

Proposal No. 1 Election of Directors-The Board of Directors
Recommends a Vote
"FOR" Election of Directors.


FOR all nominees        WITHHOLD      SHERMAN A. RINKEL, MOE WIND,
(except as indicated    AUTHORITY     STANLEY SIMON, MITCHELL
TUCKMAN,
herein)                to vote for    EDMOND D. FRANCO, MICHAEL I.
                       all nominees   STOLZAR, MICHAEL D. MAGIDSON,
                                      ARNOLD H. LEVINE, ROZALIE
SCHACHTER
                                      (To withhold authority to
vote for
       [  ]                [  ]       any individual nominee, write
that
       [  ]                [  ]       nominee's name on the space
provided
                                      below.)





PROPOSAL NO. 2 Adoption and Approval of Amendment to 1990 Stock
Option Plan-
         The Board of Directors Recommends a Vote "FOR" Proposal
No. 2

FOR     AGAINST    ABSTAIN             Dated:
 , 1998
 __        __        __
[  ]      [  ]      [  ]

[__]      [__]      [__]


Please sign exactly as your name or              Signature(s)
names appear hereon.  Each joint
owner must sign (Executors, Admin-
istrators, Trustees, etc., will
kindly so indicate when signing).

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.  UNLESS
OTHERWISE SPECIFIED,
THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )
Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
Rule
     14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-12

                      GENERAL MICROWAVE CORPORATION

                (Name of Registrant as Specified In Its Charter)



     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     1) Title of each class of securities to which transaction applies:



     2) Aggregate number of securities to which transaction applies:



     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



     4)  Proposed maximum aggregate value of transaction:



     5)  Total fee paid:

___________________________________________________________________

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the
Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed: